UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest reported event):  January 7, 2009

BPW ACQUISITION CORP.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33979	26-1259837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

750 Washington Boulevard, Stamford, Connecticut 06901 (Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 653-5800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑       Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

❑       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01        Other Events.

            On January 7, 2010, BPW Acquisition Corp. issued the press release attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01        Financial Statements and Exhibits.

(d)               Exhibits

Exhibit Number	Exhibit Title

99.1	Press release dated January 7, 2010.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                BPW ACQUISITION CORP.

Date:  January 7, 2010                                                       By:   /s/ Richard J. Jensen

Name:  Richard J. Jensen

Title:     SVP

Exhibit Index

Exhibit Number	Exhibit Title

99.1	Press release dated January 7, 2010.